                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 28, 2007
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-19557                  36-3777824
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                1955 W. Field Court, Lake Forest, Illinois 60045
              (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On March 28, 2007, the board of directors of Salton, Inc. (the "Company" or "Salton") approved the executed financing commitment letters delivered to Salton by APN Holding Company, Inc. ("APN Holdco") as required by the terms of the Agreement and Plan of Merger dated February 7, 2007 (the "Merger Agreement") by and among Salton, SFP Merger Sub, Inc. and APN Holding Company, Inc.

     The commitment letters are from (a) Silver Point Finance, LLC; (b) Bank of America, N.A. and Banc of America Securities LLC; and (c) Harbinger Capital Partners Master Fund I, Ltd. ("Master Fund") and Harbinger Capital Partners Special Situations Fund, L.P. ("Special Fund").

     The commitment letter executed by and between APN Holdco and Silver Point Finance, LLC (the "Silver Point Commitment Letter") provides for borrowings of up to $175 million under several senior secured credit facilities. Availability of the senior secured credit facilities will be subject, among other things, to certain conditions, and Salton must comply with certain financial and other covenants and reporting obligations under the credit documentation which will govern and evidence the senior secured credit facilities.

     The foregoing description of the Silver Point Commitment Letter does not purport to describe all of the terms of such letter and is qualified in its entirety by reference to the full text of such letter (including the Summary of Terms and Conditions of such letter), a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

     The commitment letter executed by and among APN Holdco, Applica Incorporated, Bank of America, N.A., and Banc of America Securities LLC (the "Bank of America Commitment Letter") provides for borrowings of up to $250 million under a senior secured credit facility. Availability of the senior secured credit facility will be subject, among other things, to certain conditions and a borrowing base formula, and Salton must comply with certain financial and other covenants and reporting obligations under the credit documentation which will govern and evidence the senior secured credit facility.

     The foregoing description of the Bank of America Commitment Letter does not purport to describe all of the terms of such letter and is qualified in its entirety by reference to the full text of such letter (including the Summary of Terms and Conditions of such letter), a copy of which is filed as Exhibit 99.2 and is incorporated herein by reference.

     The commitment letter executed by and among APN Holdco, Master Fund and Special Fund (the "Harbinger Commitment Letter") provides that, upon satisfaction of certain conditions, Master Fund and Special Fund will purchase shares of a new class of Salton's preferred stock and detachable warrants to purchase 21,000,000 shares of Salton's common stock for an aggregate purchase price of $100,000,000 by exchanging a principal amount of the Salton's 12 1/4% Senior Subordinated Notes due 2008 and/or Second Lien Notes (in each case at the applicable redemption or repurchase price required to be paid in connection with a change of control) plus any accrued and unpaid interest thereon through the closing date of the merger in an aggregate amount equal to the $100,000,000. The new preferred stock will be entitled to a 16% cumulative dividend, payable in kind, and will be redeemable 6 years following the closing of the merger contemplated by the Merger Agreement (the "Merger"). The warrants will have an exercise price of $2.45 per share and will expire 10 years following the closing of the Merger.

     The foregoing description of the Harbinger Commitment Letter does not purport to describe all of the terms of such letter and is qualified in its entirety by reference to the full text of such letter (including its Term Sheet), a copy of which is filed as Exhibit 99.3 and is incorporated herein by reference.

     Consummation of the Merger is subject to various conditions, including the approval by the Company's stockholders, the funding of the financing commitments delivered by APN Holding Company, Inc. or alternative financing, and the absence of legal impediments to the consummation of the merger. The parties previously made all filings required under the Hart-Scott-Rodino Antitrust Improvements Act, and the waiting period thereunder expired in January 2007.

     Salton also announced that it has entered into a cross-licensing agreement with Applica Incorporated pursuant to which each company has granted to the other party the right to use certain brand names and other intellectual property in certain markets in exchange for specified royalties.

     On March 28, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference, announcing the approval of the executed financing commitment letters delivered by APN Holdco and the cross licensing agreement.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     Certain matters discussed in this Form 8-K are "forward-looking statements" intended to qualify for the safe harbors from liability established by the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salton undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) the funding of the executed commitment letters delivered by APN Holdco or alternative financing, (2) the failure to obtain approval of the merger from Salton stockholders, (3) the failure to obtain required third party consents to the Merger, (4) the ability of the two businesses to be integrated successfully, (5) the ability of the new company to fully realize the cost savings and any synergies from the proposed transaction within the proposed time frame, (6) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers, (7) the failure to maintain continued listing on the New York Stock Exchange of Salton's common stock, (8) customer acceptance of the new combined entity, (9) changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric household appliances, economic conditions and the retail environment, (10) bankruptcy of or loss of major retail customers or suppliers, (11) changes in costs including transportation costs, of raw materials, key component parts or sourced products, (12) delays in delivery or the unavailability of raw materials, key component parts or sourced products, (13) changes in suppliers, (14) exchange rate fluctuations, changes in the foreign import tariffs and monetary policies, and other changes in the regulatory climate in the foreign countries in which Salton and Applica buy, operate and/or sell products, (15) product liability, regulatory actions or other litigation, warranty claims or returns of products, (16) customer acceptance of changes in costs of, or delays in the development of new products,
(17) delays in or increased costs of restructuring programs and

(18) increased competition, including consolidation within the industry; as well as other risks and uncertainties detailed from time to time in Salton's Securities and Exchange Commission filings.

                             ADDITIONAL INFORMATION

     In connection with the merger, Salton intends to file with the SEC and furnish to its stockholders a proxy statement. Stockholders are advised to read the proxy statement when it is finalized and distributed to stockholders because it will contain important information about the Merger. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Salton, Inc. 1955 W. Field Court, Lake Forest, Illinois 60045, Attention: Corporate Secretary, Telephone (847) 803-4600, or from Salton's website, www.salton.com.

     Salton and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from stockholders of Salton in favor of the amendment to the Company's Certificate of Incorporation and issuance of common stock in connection with the merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in Salton's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Salton common stock is also set forth in Salton's most recent proxy statement and annual report on Form 10-K, which are available on Salton's website and www.sec.gov. Additional information regarding the interests of the participants will be included in the proxy statement and other relevant documents filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Commitment letter dated March 23, 2007 by and between Silver Point Finance, LLC and APN Holding Company, Inc.

          99.2 Senior Credit Facility Commitment dated March 23, 2007 by and among Banc of America, N.A., Bank of America Securities LLC, APN Holding Company, Inc. and Applica Incorporated

          99.3 Letter dated March 25, 2007 by and among Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P. and APN Holding Company, Inc.

          99.4   Press Release issued on March 28, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2007

                                        SALTON, INC.


                                        /s/ WILLIAM LUTZ
                                        ----------------------------------------
                                        William Lutz
                                        Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
  NO.                                  DESCRIPTION
-------   ----------------------------------------------------------------------
 99.1     Commitment letter dated March 23, 2007 by and between Silver Point
          Finance, LLC and APN Holding Company, Inc.

 99.2     Senior Credit Facility Commitment dated March 23, 2007 by and among
          Bank of America, N.A., Banc of America Securities LLC, APN Holding
          Company, Inc. and Applica Incorporated

 99.3     Letter dated March 25, 2007 by and among Harbinger Capital Partners
          Master Fund I, Ltd., Harbinger Capital Partners Special Situations
          Fund, L.P. and APN Holding Company, Inc.

 99.4     Press Release issued on March 28, 2007.